CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Class N (RIMOX)

Supplement dated March 7, 2014, to the currently effective Summary Prospectus

The first paragraph under the section titled “Principal Investment Strategies” on page 3 is replaced in its entirety with the following:

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities. The Fund will invest in both fixed rate and floating rate fixed income securities and may invest in fixed income securities of any credit rating. The Fund seeks to invest its net assets across a spectrum of income yielding securities and primarily focuses on investments in high yield bonds (commonly known as “junk” bonds) issued by corporate and municipal issuers, in fixed and floating rate loans made to U.S. and foreign borrowers, and in domestic and foreign corporate bonds including asset backed securities and bank loans. The Fund’s foreign investments include investments in companies that are operating principally in emerging market or frontier market countries. The Fund considers a company to be operating principally in an emerging market or frontier market if (i) the company is incorporated or has its principal business activities in an emerging market or frontier market country, respectively; or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market or frontier market country, respectively. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund considers a country to be a frontier market country if it is included in the MSCI Frontier Markets Index.

The following is added to the section titled “Sub-Advisers” on page 7:

Alcentra Limited

The following is added to the end of the section titled “Portfolio Managers” on page 7:

Graham Rainbow, European Loan Portfolio Manager of Alcentra Limited, has managed a portion of the Fund since March 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-002-0100